BY-LAWS

GVC VENTURE CORP.
(as amended through November 5, 2007)

ARTICLE I

Stockholders

SECTION 1.     Annual Meeting. A regular annual meeting of the stockholders shall be held for the election of directors and the transaction of such other business as may come before the stockholders for action on the last Thursday in October at 10:00 a.m. or at such other time and at such place, within or without the State of Delaware, as may be designated from time to time by the Board of Directors.

SECTION 2.     Special Meetings. Special meetings of the stockholders, other than those required by law, for any purpose or purposes, may be called at any time only by the Chairman of the Board, the President or by vote of the Board of Directors. Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting only if at least eighty percent (80%) of the stockholders entitled to vote thereon consent thereto in writing and all other requirements of law have been satisfied. Notwithstanding anything contained in the Restated Certificate of Incorporation or in these By-Laws to the contrary, and in addition to any other vote required by law, the Restated Certificate of Incorporation or these By-Laws, the affirmative vote of at least eighty percent (80%) of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to alter, amend, repeal or adopt any provision inconsistent with this Section 2 of Article I of the By-Laws.

SECTION 3.     Notice . Written notice of the place, time and, in the case of special meetings, the purposes or purposes of the annual and of any special meetings of the stockholders shall be given to each stockholder of record entitled to vote at the meeting by posting the same in an envelope, with the postage prepaid, addressed to him at his address as contained in the records of stockholders maintained by the Corporation or its transfer agent or by delivering the same personally, not less than ten nor more than sixty days before the date of the meeting.

SECTION 4.     Voting . Except at otherwise may be provided in the Restated Certificate of Incorporation, on each matter submitted to vote at a meeting of stockholders, each stockholder shall be entitled to one vote for each share of stock standing in his name in the books of the Corporation on the record date fixed for the meeting. Such vote may be given personally or by another person authorized to act for the stockholder by a proxy in writing. Each proxy shall be deposited with the Secretary. The election of directors shall be by ballot and, except as otherwise provided by the laws of Delaware, the vote upon any other matter before the meeting need not be by ballot.

SECTION 5.     Quorum . The holders of shares entitled to cast at a meeting a majority of the votes attributable to all issued and outstanding shares of the Corporation, and who shall be present in person or by proxy shall constitute a quorum for the transaction of business at such meeting. When the holders of any class or a series are entitled to vote separately on a specified item of business, then a quorum for such vote shall be the holders of shares of the class or series of shares entitled to cast a majority of the votes of such class or series of shares.

SECTION 6.     Adjournments . Any meeting of the stockholders may be adjourned to another place, date and time by the vote of the holders of shares entitled to cast a majority of the votes present at such meeting. When a meeting is so adjourned it shall not be necessary to give notice of the adjourned meeting (except as otherwise provided by law), provided the place, date and time to which the meeting is adjourned is announced at the meeting at which the adjournment is taken.

SECTION 7.     Inspectors of Election. The Board of Directors may choose two persons (who need not be stockholders) to act as Inspectors of Election at any meeting of the stockholders. In case of a failure by the Board to choose Inspectors, or in case an Inspector chosen shall fail to attend or refuse to serve an shall not have been replaced by the Board, the presiding officer at any meeting of stockholders may choose announced or Inspectors to act at such meeting.

SECTION 8.     Order of Business. The order of business at all meetings of the stockholders shall be determined by the presiding officer. The order of business so determined, however, may be changed by vote of the holders of shares entitled to cast a majority of the votes at the meeting present in person or represented by proxy.

ARTICLE II

Board of Directors

SECTION 1.     Number and Q ualifications. The number of directors (exclusive of directors, if any, elected by the holders of one or more series of preferred stock, which may at any time be outstanding, voting separately as a class pursuant to the provisions of the Restated Certificate of Incorporation applicable thereto) shall be not fewer than 3 nor more than 12 directors, the exact number to be determined from time to time by resolution adapted by affirmative vote of a majority of the entire Board of Directors.

The directors need be stockholders of the Corporation.

SECTION 2.     Election, Term of Office and Vacancies. The Board of Directors shall be divided into three classes, and the term of office of each director shall be as provided in Article FIFTH of the Restated Certificate of Incorporation.

Directors shall be elected by ballot at the annual meeting of stockholders by a plurality of the votes cast, in person or by proxy, by the stockholders entitled to vote, each to hold office until the expiration of his term of office or his earlier resignation, retirement or removal and until a successor is elected and qualified.

If any vacancy shall occur among the directors, including a vacancy resulting from an increase in the number of directors constituting the entire Board of Directors, a majority of directors then in office although less than a quorum, or a sole remaining director may fill such a vacancy and any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor is elected and qualified.

In case of a vacancy on the Board, the remaining directors shall continue to act; but, if at any time their number be reduced to less than a quorum, the remaining directors or director shall fill the vacancies.

SECTION 3.     Place of Meetings. The directors may hold their meetings at the office of the Corporation in the City of Hoboken, State of New Jersey, or at such other place or places, within or without the State of Delaware, as may be designated in the notice of the meeting.

SECTION 4.     Notice of Meetings. A regular meeting of the Board of Directors shall beheld at such place, at such time and on such notice as the Board of Directors shall determine from time to time, and a special meeting shall be held as and when the Chairman of the Board or the President shall call the same Notice of the time and place of a special meeting shall be given:

(a)     not less than 48 hours before such meeting, by written notice mailed to a director, or

(b)     not later than the calendar day immediately preceding the date of such meeting, by personal delivery, or by telephone call or by sending a telegram or cable to a director.

A waiver of notice of any such meeting signed by all of the directors, whether before or after the time of such meeting, shall be deemed equivalent to notice thereof.

SECTION 5.     Quorum . One-third of the entire Board of Directors, but not fewer than three members, shall constitute a quorum for the transaction of business. In the absence of a quorum, one director may adjourn any meeting from time to time until a quorum shall be present and no notice of the adjourned meeting need be given if the time and place are fixed at the meeting adjourned and if the period of adjournment does not exceed ten days in any one adjournment.

ARTICLE III

Committees

SECTION 1.     Executive Committee. The Board of Directors by resolution adopted by a majority of the entire Board may appoint an Executive Committee (and may discontinue the same at any time) to consist of three or more directors of the Corporation to hold office during the pleasure of the Board. The Executive Committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, including, without limitation, the power and authority to declare a dividend;

authorize the issuance of stock; adopt a certificate of ownership and merger; or authorize the seal of the Corporation to be affixed to all papers which may require it; but no such Committee shall have the power or authority to: (a) amend the Restated Certificate of Incorporation of the Corporation, except that such committee may, to the extent authorized in a resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or authorize the increase or decrease of the shares of any series; (b) adopt an agreement of merger or consolidation; (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets; (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or (e) amend the By-Laws. Meetings of the Executive Committee may be called at any time by the Chairman of the Executive Committee or any two members of the Executive Committee. Two members of the Executive Committee, one of whom shall be the Chairman of the Executive Committee, shall constitute a quorum for the transaction of business.

SECTION 2.     Other Committees. The Board of Directors by resolution passed by a majority of the entire Board may appoint such other Committees as may be deemed advisable and may terminate any such Committee at any time. Each Committee shall have one or more members who shall serve at the pleasure of the Board and shall have such powers as may be provided by resolution of the Board and permitted by the laws of the State of Delaware. Two members of each of such Committees shall constitute a quorum for the transaction of business except that when such a Committee consists of one member, then one member shall constitute a quorum.

ARTICLE IV

Officers and Agents

SECTION 1.     Election . The Board of Directors annually shall elect or appoint the following officers: a President, a Secretary and a Treasurer, each to serve until his successor is elected and qualified. The Board from time to time also may elect or appoint a Chairman of the Board, a Chairman of the Executive Committee, one or more Vice Presidents (who may have such additional descriptive designations as the Board may determine), a Controller, one or more Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and any such other officers and agents as it determines proper, all of whom shall hold office during the pleasure of the Board. The same person may hold any two or more of the aforesaid offices, but no officer shall execute, acknowledge, or verify an instrument in more than one capacity if such instrument is required by law or by the By-Laws to be executed, acknowledged or verified by two or more officers. The Chairman of the Board and the Chairman of the Executive Committee of the Board shall be chosen from among the Directors, but the other officers need not be members of the Board.

SECTION 2.     Compensation . The salary or compensation of all officers and agents elected or appointed by the Directors shall be fixed by the Board except as the Board by resolution otherwise shall provide.

SECTION 3.     Duties; Removal. The Board of Directors from time to time may prescribe the duties of the officers, agents and employees of the Corporation, and all officers, agents and employees of the Corporation shall be subject to immediate removal by the Board of Directors with or without cause.

SECTION 4.     The Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors. He shall make such reports from time to time as the Board of Directors may require and have such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors.

SECTION 5.     The Chairman of the Executive Committee. The chairman of the Executive Committee shall preside over meetings of the Executive Committee. He shall make such reports on the proceedings of the Executive Committee as the Board of Directors may from time to time require and shall have such other powers and perform such other duties as may from time to time be assigned to him by the Board of Directors.

SECTION 6.     The President. The President shall be the Chief Executive Officer and shall have all the powers and perform all the duties incidental thereto and shall, in the absence of the Chairman, have all the powers and perform all the duties of the Chairman of the Board. The President shall have such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors.

SECTION 7.     Vice Presidents. Each Vice President shall perform such duties as the Board of Directors, the Chairman of the Board or the President from time to time shall designate or require.

SECTION 8.     Assistant Vice Presidents. The Assistant Vice Presidents shall perform such duties as froth time to time may be assigned to them by the Board of Directors, the Chairman of the Board, the President or a Vice President.

SECTION 9.     The Secretary. The Secretary shall record the votes, acts and proceedings of the stockholders, of the directors and of the Executive Committee and other Committees of the Board of Directors in a book or books kept for that purpose. He shall have charge of the Corporate Seal. He shall perform such other duties as pertain to his office or as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board or the President.

SECTION 10.     Assistant Secretaries. The Assistant Secretaries shall exercise the powers and perform the duties of the Secretary in case of the absence or disability of the Secretary, and also shall perform such other duties as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board, the President or the Secretary.

SECTION 11.     The Treasurer. The Treasurer shall have charge of the funds of the Corporation and keep the same in such trust company, bank or other depositary, as the Board of

Directors from time to time shall authorize, to be withdrawn only by such officer or by such other persons as may be designated pursuant to authority granted by the Board. Proper accounts shall be kept of all receipts and disbursements made by the Corporation with the vouchers in support thereof which shall be submitted to any auditor or auditors appointed by the Board of Directors or the stockholders for inspection as and when required. All securities of the Corporation, of whatsoever nature, shall be kept in the custody of the Treasurer. The Treasurer shall perform such other duties as pertain to this office or as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board or the President.

SECTION 12.     Assistant Treasurers. The Assistant Treasurers shall exercise the powers and perform the duties of the Treasurer in case of the absence or disability of the Treasurer, and also shall perform such other duties as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board, the President or the Treasurer.

SECTION 13.     The Controller. The Controller shall be the principal accounting control officer of the Corporation. He shall be responsible for the keeping of full and complete books of account of all the operations of the Corporation and of all its assets and liabilities and he also shall perform such other duties as pertain to this office or as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board or the President.

SECTION 14.     Assistant Controllers. The Assistant Controllers shall exercise the powers and perform the duties of the Controller in case of the absence or disability of the Controller, and also shall perform such other duties as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board, the President or the Controller.

ARTICLE V

Capital Stock

SECTION 1.     Certificates . The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or any or all classes or series the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the foregoing, every holder of stock in the Corporation shall be entitled to have a certificate for shares of stock evidencing such holder’s interest in the Corporation. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical. Certificates of stock shall state the registered owner, the number of shares represented by such certificate, and the class thereof and shall be signed by or in the name of the Corporation by the Chairman of the Board, the President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Corporation. If the certificate is countersigned by a transfer agent or registrar who is not an officer or an employee of the Corporation, the signatures of the Chairman of the Board, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer may be facsimiles.

Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Section 151(f), 156, 202(a) or 218(a) of the Delaware General Corporation Law, including restrictions or limitations on the transfer, registration or voting of such share.

If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. In the case of uncertificated shares, the notice contemplated in this paragraph shall contain a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

SECTION 2.     Transfer Agent and Registrar. The Board of Directors may appoint transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of a transfer agent and a registrar.

SECTION 3.     Transfer . Subject to applicable law and restrictions or limitations on the transfer, registration or ownership of any shares, transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by the registered holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or with a transfer agent appointed as provided in Section 2 of this Article, and with such proof of authority and the authenticity of signature as the Corporation or its transfer agent may reasonably require and (i) in the case of shares represented by a certificate, upon the surrender of the certificate properly endorsed or accompanied by a written assignment or power of attorney properly executed and the payment of all applicable transfer taxes thereon, such certificate shall be cancelled and the Corporation shall issue a new certificate or evidence of the issuance of uncertificated shares to the stockholder entitled thereto, cancel the old certificate and the transaction shall be recorded upon the Corporation’s books or (ii) in the case of uncertificated shares, upon the receipt of proper transfer instructions and the payment of all applicable transfer taxes thereon, such uncertificated shares shall be cancelled and the issuance of new equivalent uncertificated shares or certificated shares shall be made to the stockholder entitled thereto and the transaction shall be recorded upon the Corporation’s books. The Board may, from time to time, make such additional rules and regulations as it may deem expedient, not inconsistent with these By-Laws, concerning the issue, transfer and registration of certificates for shares or uncertificated shares of the capital stock of the Corporation.

SECTION 4.     Stockholder Records. The Corporation shall keep records either at its principal office or at the office of its transfer agent containing the names and addresses of all stockholders and the number, class and series of shares held by each and the dates when they became the owners of record of such shares, except that with respect to shares of its capital stock listed on a national securities exchange or traded on the over-the-counter market such records may be kept at the office of its transfer agent within or without the State of Delaware.

SECTION 5.     Stockholders’ Addresses. Every stockholder or transferee shall furnish the Secretary or a transfer agent with the address to which notice of meetings and all other notices may be served upon or mailed to him, and in default thereof, he shall not be entitled to service or mailing of any such notice.

SECTION 6.     Fixing Record Date. The Board of Directors for the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or the stockholders entitled to receive payment of any dividend or allotment of any right or for the purpose of any other action may fix, in advance, a record date which shall be not more than sixty days nor less then ten days before the date of such meeting nor more than sixty days prior to any other action. Only such stockholders as shall be holders of record on the date so fixed shall be entitled to notice of and to vote at such meeting of stockholders and any adjournment thereof, unless the Board fixes a new record date for the adjourned meeting, or to receive a payment of such dividend or to receive such allotment of rights or to participate in any other action, notwithstanding transfer of any stock on the books of the Corporation after any such record date is fixed as aforesaid.

SECTION 7.     Lost, Stolen, Destroyed or Mutilated Certificates. No certificate for shares or uncertificated shares of stock of the Corporation shall be issued in place of any mutilated certificate or of any certificate alleged to have been lost, destroyed or stolen, except on production of such mutilated certificate or on production of such evidence of such loss, destruction or theft as the Board of Directors may require, and on delivery to the Corporation, if the Board of Directors shall so require, of a bond of indemnity in such amount, upon such terms and secured by such surety as the Board of Directors may in its discretion deem sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

Dividends

SECTION 1.     Dividends . Subject to the applicable law, dividends or other distributions on the outstanding shares of the capital stock of the Corporation may be paid in cash, in its own shares or other property. Dividends shall be mailed to the addresses of record established pursuant to Section 5 of Article V of these By-Laws or to such other address as may be designated by a stockholder of record in the manner set forth in such section.

SECTION 2.     Seal The corporate seal shall be an impression upon paper or wax bearing the words “GVC VENTURE CORP. Delaware 1986.”

ARTICLE VII

Amendment of By-Laws

SECTION 1.     Amendment of By-Laws. Except as otherwise provided by the Restated Certificate of Incorporation or in these By-Laws, the Board of Directors shall have the power, concurrent with the power of the stockholders, to make, alter and repeal the By-Laws of the Corporation by a majority vote of the entire Board.